                                                                 EXHIBIT 99.1


                     NATIONWIDE LIFE INSURANCE COMPANY
                   CONDENSED CONSOLIDATED BALANCE SHEETS

                                                           AS OF              AS OF
                                                          MARCH 31,        DECEMBER 31,
(IN U.S.$ MILLIONS)                                         2002              2001
                                                         -----------       -----------
                                                         (UNAUDITED)
        ASSETS

        Invested assets ............................     $  27,917.5       $  27,477.3
        Deferred policy acquisition costs ..........         3,301.8           3,189.0
        Other assets ...............................         1,052.8             975.3
        Assets held in separate accounts ...........        59,997.8          59,513.0
                                                         -----------       -----------
                                                         $  92,269.9       $  91,154.6
                                                         ===========       ===========
        LIABILITIES AND SHAREHOLDER'S EQUITY

        Future policy benefits and claims ..........     $  26,092.1       $  25,216.0
        Short-term borrowings ......................           279.9             100.0
        Other liabilities ..........................         2,250.2           2,607.9
        Liabilities related to separate accounts....        59,997.8          59,513.0
                                                         -----------       -----------
                                                            88,620.0          87,436.9
        Shareholder's equity .......................         3,649.9           3,717.7
                                                         -----------       -----------
                                                         $  92,269.9       $  91,154.6
                                                         ===========       ===========


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


                        NATIONWIDE LIFE INSURANCE COMPANY
                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                       THREE MONTHS ENDED
                                                                           MARCH 31,
                                                                   -------------------------
(IN U.S.$ MILLIONS)                                                  2002             2001
                                                                   --------         --------
                                                                  (UNAUDITED)      (UNAUDITED)
REVENUES
     Policy charges .........................................      $  256.5         $  267.7
     Life insurance premiums ................................          60.7             63.9
     Net investment income ..................................         439.2            422.9
     Net realized losses on investments:
        Unrelated parties ...................................          (4.1)            (3.9)
        Related party ...................................              --               --
     Other ..................................................           5.2              5.9
                                                                   --------         --------
                                                                      757.5            756.5
                                                                   --------         --------


BENEFITS AND EXPENSES
     Interest credited to policyholder account balances .....         293.9            301.2
     Other benefits and claims ..............................          72.5             65.0
     Policyholder dividends on participating policies .......          11.7             10.5
     Amortization of deferred policy acquisition costs ......          83.5             92.9
     Interest expense on short-term borrowings ..............           5.7              2.3
     Other operating expenses ...............................         138.2            115.6
                                                                   --------         --------
                                                                      605.5            587.5
                                                                   --------         --------
     Income before federal income tax expense and
        cumulative effect of adoption of accounting
        principles ..........................................         152.0            169.0
     Federal income tax expense .............................          40.4             44.6
                                                                   --------         --------
     Income before cumulative effect of adoption of
        accounting principles ...............................         111.6            124.4
     Cumulative effect of adoption of accounting
        principles, net of tax ..............................          --               (4.8)
                                                                   --------         --------
          Net income ........................................      $  111.6         $  119.6
                                                                   ========         ========


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